RALI 05-QS8
Whole Loan 15YR Alt-A Fixed-Rate

Deal Size	$100mm	approx.

WAM	177	+/- 2 months

GWAC	5.74%	+/-15bps

California	45.0%	max

SF / PUD	87.0%	approx.

Occupancy	Owner	70.0%	approx.
Non-Owner	20.0%	approx.

WA LTV	66.0%	approx.

Average Loan Balance (60% conf)	$190k	approx.

Doc Type	Limited	70.0%	approx.

AAA Ratings	2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level	3.00%	approx.

Pricing Speed	100%	PPC

Settlement Date	06/30/05

All numbers approximate.
All tranches subject to 5% size variance.
10% Cleanup Call
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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Loan Purpose:	No Cash-Out Refi	56.1%	approx.	56.0000%	56.5100%
Purchase	25.7%	approx.	26.0200%	24.4600%
Other	18.2%	approx.	17.9700%	19.0300%

Doc. Type	Full/Alt	96.2%	approx.	97.1400%	92.1500%
Other	3.8%	approx.	2.8500%	7.8500%

Property Type	SF/PUD	93.8%	approx.	95.2700%	87.9800%
Other	6.2%	approx.	4.7300%	12.0200%

Occupancy	Primary	96.8%	approx.	97.0300%	95.6000%
Secondary	2.5%	approx.	2.4100%	3.0600%
Investor	0.7%	approx.	0.5600%	1.3400%

RALI 2005-QS8 Class A1			UBS Securities LLC

Balance	$101,002,000.00	Delay	24	WAC(1)	5.739960225	WAM(1)	176
Coupon	5	Dated	06/01/2005	NET(1)	5.415721313	WALA(1)	3
Settle	06/29/2005	First Payment	07/25/2005

Price	0	6	10	15	20	25	35	40
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
100.0594	4.991	4.972	4.958	4.937	4.914	4.889	4.830	4.795
100.1594	4.976	4.952	4.934	4.908	4.880	4.848	4.773	4.730
100.2594	4.960	4.932	4.910	4.879	4.845	4.806	4.717	4.665
100.3594	4.945	4.911	4.886	4.850	4.810	4.765	4.661	4.600
100.4594	4.929	4.891	4.862	4.821	4.775	4.724	4.605	4.536
100.5594	4.914	4.871	4.838	4.792	4.740	4.683	4.549	4.471
100.6594	4.898	4.851	4.814	4.763	4.706	4.642	4.493	4.407
100.7594	4.883	4.831	4.791	4.734	4.671	4.601	4.438	4.342
100.8594	4.868	4.811	4.767	4.706	4.637	4.560	4.382	4.278
100.9594	4.852	4.791	4.743	4.677	4.603	4.520	4.327	4.214
101.0594	4.837	4.771	4.720	4.648	4.568	4.479	4.271	4.150
101.1594	4.822	4.751	4.696	4.620	4.534	4.438	4.216	4.087
101.2594	4.807	4.731	4.673	4.591	4.500	4.398	4.161	4.023
101.3594	4.791	4.711	4.649	4.563	4.466	4.358	4.106	3.960
101.4594	4.776	4.691	4.626	4.534	4.432	4.317	4.051	3.896
101.5594	4.761	4.671	4.602	4.506	4.398	4.277	3.996	3.833
101.6594	4.746	4.651	4.579	4.478	4.364	4.237	3.942	3.770

WAL	8.37	6.17	5.11	4.09	3.34	2.76	1.96	1.67
Mod Durn	6.437	4.926	4.173	3.437	2.869	2.424	1.780	1.541
Mod Convexity	0.613	0.405	0.310	0.224	0.163	0.121	0.067	0.051
Principal Window	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20	Jul05 - Feb20

Prepay	0 CPR	6 CPR	10 CPR	15 CPR	20 CPR	25 CPR	35 CPR	40 CPR

Yield Curve	Mat 6MO 2YR 3YR 5YR 10YR 30YR
	Yld 3.183 3.595 3.671 3.774 4.028 4.351

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